UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2005

                              CAMBRIDGE HEART, INC.
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                      000-20991                   13-3679946
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  (State or Other Juris-            (Commission                 (IRS Employer
 diction of Incorporation           File Number)             Identification No.)

     1 Oak Park Drive, Bedford, MA                                 01730
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 (Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code: 781-271-1200

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     Effective July 8, 2005, Robert B. Palardy resigned from his positions as the Vice President of Finance and Administration, Chief Financial Officer and Secretary of Cambridge Heart, Inc.

Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     99.1 Press Release.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CAMBRIDGE HEART, INC.

Date: June 29, 2005                    By: /s/ David A. Chazanovitz
                                           -------------------------------------
                                           David A. Chazanovitz
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.                        Description
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99.1                               Press Release